THIS DEBENTURE, THE SECURITIES INTO WHICH IT IS CONVERTIBLE AND THE COMMON
SHARES OFFERED HEREUNDER (COLLECTIVELY, "THE SECURITIES") HAVE NOT BEEN
REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE
SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO
A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE SECURITIES ARE
"RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE
REGISTERED UNDER THE 1933 ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE
EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND THE COMPANY
WILL BE PROVIDED WITH AN OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY
REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.

                  AMENDED DEBENTURE AND COMMON STOCK AGREEMENT
                               PUREZZA GROUP, INC.
                            8% Convertible Debenture
                         850,000 shares of common stock
                                Due May 25, 2004

No. __                                             $600,000.00
                                                   Six Hundred Thousand dollars)

Whereas Purezza Group, Inc. a Florida corporation ("the Company) and Gregory A.
Nagel ("the Holder") entered into a Debenture and Common Stock Agreement on or about July 30, 2001("July 30, 2001 Debenture Agreement").

Whereas the Company and the Holder by mutual consent hereby release each other from the July 30, 2001 Debenture Agreement and enter into this Amended Debenture and Common Stock Agreement.

Whereas the parties agree by mutual consent that the July 30, 2001 Debenture
Agreement is null and void, and this Amended Debenture and Common Stock
Agreement supersedes all prior Debenture and Common Stock Agreements between the
Company and the Holder.

This Debenture is issued and certain common shares are offered by PUREZZA GROUP,
INC., a Florida Company (the "Company"), to Gregory A. Nagel(together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933 ("the 1933 Act"), as amended.

                                   ARTICLE I.

Section 1.01 Principle and Interest.  For value  received,  as of August 31,
2001,  the Company hereby  promises to pay to the order of the Holder in lawful money of the United States of America and in immediately available funds, the principle sum of SIX HUNDRED THOUSAND DOLLARS (US $600,000), together with interest on the unpaid principle of this Debenture at the rate of 8 percent (8%)
per year (computed on the basis of a 365-day year and the actual days elapsed)
from the date of this Debenture until paid. At the Holder's option, the entire principle amount and outstanding interest shall be either: (a) paid to the
Holder on May 25, 2004; or (b) converted in accordance with Section 4.02 herein.

Section 1.02(a) Optional Conversion. The Ho1der is entitled, as his option, to convert at any time and from time to time after thirty (30) days from the Date of execution of this agreement Date, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into a maximum of 60,000 shares (the "Conversion Shares") of the Company's common stock, $.001 par value ("Common Stock"), at the conversion price of ten dollars ($10.00) per share (the "Conversion Price"). It is agreed that the conversion shares are restricted securities.

No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice, provided that the Company or the transfer agent delivers the Conversion Shares within three (3) business days after receipt of a Conversion Notice. If such Conversion Shares are not delivered within such three (3) business day period, the Conversion Date shall be the date such shares are actually delivered to the Holder.

Section 1.02(b) Par Value Common Shares. In consideration of the execution of this agreement and as a part of the investment made hereby, Holder shall receive
850,000 shares of common stock of the Company (the "850,000 shares"). It is agreed between the parties that no market value exists for the 850,000 shares, that the shares are illiquid, and that the 850,000 shares shall be valued at the
Company's current par value of .001. It is agreed that these shares are restricted securities. These shares shall be delivered to Holder upon execution of this agreement.

Section 1.03 Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture to be issued to Holder pursuant to paragraph 1.02(b) hereof, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the
Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within thirty (30) days of that time for the sole purpose of increasing the number of authorized shares of Common
Stock.

Section 1.04 Registration Rights. The Company is obligated to use its best efforts to register under the 1933 Act, as amended, 85,000 shares out of the
850,000 shares to be issued to the Holder under this Amended Debenture and
Common Stock Agreement.

Section 1.05 Interest Payments. The interest so payable will be paid annually on
May 25 of each year until the time of maturity or conversion. At the time such interest is payable, the Company will pay all interest in cash (via wire transfer or certified funds).

Section 1.06 Paying Agent and Registrar. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent or registrar by giving the Holder not less than ten (10) business days written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

Section 1.07. Redemption. The Company may prepay in whole or in part, the principal amount of the debenture, plus accrued interest to the date of repayment, of the outstanding debenture, upon thirty (30) days written notice by certified mail to the Holder to Holder's address appearing on the Company's books.

Section 1.08. Subordination. This debenture shall be subordinate to all other debt of the Company.

                                  ARTICLE II.

Section 2.01 Amendments and Waiver of Default. The Debenture may be amended with the written consent of the Holder. Without the consent of the Holder, the
Debenture may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company obligations to the Holder, or to make any change that does not adversely affect the rights of the Holder.

                                  ARTICLE III.

Section 3.01 Events of Default. An Event of Default is defined as follows: (a)
failure by the Company to pay amounts due hereunder within ten (10) business days of the date due; (b) failure by the Company to advise its transfer agent to issue Common Stock to the Holder within three (3) business days of the Company's receipt of the attached Notice of Conversion from Holder; (c) failure by the
Company for the (10) business days after notice to it to comply with any of its other agreements in the Debenture; (d) events of Company's bankruptcy or insolvency; (e) a breach by the Company of its obligations under Section 1.04 of this agreement which is not cured by the Company within fifteen (15) business days after receipt of written notice thereof. Any event of default shall entitle the Holder accelerated full repayment of all debentures and interest outstanding. The Holder may not enforce the Debenture except as provided herein.

Section 3 .02 Failure to Issue Unrestricted Common Stock. As indicated in
Article III Section 3.01, a breach by the Company of its obligations under the
Section 1.04 of this agreement shall be deemed an Event of Default, which if not cured within the time period set forth in this agreement, shall entitle the
Holder accelerated full repayment of all debentures and interest outstanding.
The Company acknowledges that failure to honor a Notice of Conversion shall cause hardship to the Holder.

                                  ARTICLE IV.

Section 4.01 Rights and Terms of Conversion. The Debenture, in whole or in part, may be converted at any time after thirty days of issuance, into shares of
Common Stock at a price equal to the Conversion Price as described in Section
1.02 above.

Section 4.02 Re-issuance of Debenture. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principle amount.

Section 4.03 Limitation on Right and Power to Exercise. Any provision in this
Agreement or any other document to the contrary not withstanding, the Holder shall not have the right or power to convert the Debenture into Common Stock, either in whole or in part, and any attempt to do so shall be void, if, after having given effect of such conversion, the Holder shall be or shall be deemed to be beneficial owner of ten percent (10%) or more of the then outstanding
Common Stock within the meaning or for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or as the term "beneficial owner" is defined in Rule 13d-3 of the Act.

                                   ARTICLE V.

Section 5.01 Anti-dilution. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

                                   ARTICLE VI.

In connection with the execution of this debenture, the Holder hereby represents and warrants to the Company that:

Section 6.01 Registration. The Holder understands that the securities offered hereunder have not been approved or disapproved by the Securities and Exchange
Commission or any State Securities Commission nor has the Securities and
Exchange Commission or any State Securities Commission passed upon the accuracy of any information provided to the Holder or made any finding or determination as to the fairness of the offering of the securities by the Company.

6.02 Violation of Agreements. The Holder has the right, power and authority to affect the purchase of the securities and the purchase by the Holder does not violate any agreement, understanding or arrangement that the Holder may have with any other party.

6.03 Accredited Investor. The Holder is an accredited investor, as such term is defined in Rule 501 (a) promulgated by the Securities and Exchange Commission
(the "Commission") under the 1933 Act. The Holder understands the risk of this investment, and has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of an investment in the Debentures.

6.04 Residency. The Holder is a resident of the State of Texas.

6.05 Liquidity. The Holder realizes that the Securities are a highly speculative investment involving a high degree of risk and are suitable only for persons of substantial means who have no need for liquidity with respect to their investment in the Securities and who can afford a total loss of their entire investment without hardship.

6.06 Access to Information. The Holder has met and had conversations with certain of the Company's officers and directors, and has had the opportunity to ask questions of, and receive answers from, such persons concerning all aspects of the Company. The Holder fully understands that the debentures, the conversion shares and the 850,000 shares have not been registered under the Securities Act of 1933, as amended ("the 1933 Act"), and the Company's offer and sale are being made in reliance upon exemptions therefrom, and accordingly, to the extent that the Holder is not supplied with information which would have been contained in a registration statement filed under the Securities Acts, the undersigned must rely upon the undersigned's own access to such information. Holder represents that he has not invested in the securities offered hereby based upon representations of any party other than the Company, and its officers and directors.

                                  ARTICLE VII.

Section 7.01 Notice. Notices regarding this Agreement shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

         If to the Company:                 ____________________
                                            Attention:____________, President
                                            Telecopier No. (___) ____-________

         With a copy to:                    ___________________
                                            Attention: ________________
                                            Telecopier No. (___) _____-_________

         If to Holder:                      ____________________
                                            Attention: _________________
                                            Telecopier No. (__) ___-_______

Section 7.02  Governing  Law. This  Agreement  shall be deemed to be made under and shall be construed in  accordance  with the laws of the State of  Florida without giving effect to the principals of conflict of laws thereof.

Section 7.03  Severability.  The invalidity of any of the provisions of this
Agreement shall not invalidate or otherwise  affect any of the other provisions of this Agreement, which shall remain in full force and effect.

Section 7.04 Entire Agreement and Amendments. This Agreement as of the date hereof by and between the Company and the Holder represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein.
This Agreement may be amended only by an instrument in writing executed by the parties hereto.

Section 7.05 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute one instrument.

Section 7.06 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7.07 Release of Shareholders, Officers, Directors and Agents. This
Agreement is the obligation of the Company only, and no recourse shall be had for the payment of any principal or interest hereon against any Shareholder, officer, director, employee or agent of the Company either directly or indirectly through the Company, by virtue of any statute for the enforcement of any assessment or otherwise. The Holder, by the acceptance hereof, and as part as the consideration for this agreement, releases all claims and waive all liabilities against the foregoing persons in connection with this agreement.

Section 7.08 Arbitration. The Parties acknowledge and agree that any controversy or claim arising out of or relating to this investment, shall be settled by arbitration in accordance with the Rules of the American Arbitration
Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

                                             COMPANY:

                                             By:_________________________
                                                _______________, President

Acknowledged and Agreed to:

HOLDER

By:_______________________
   ___________, __________

CONVERSION NOTICE